May 3, 2010

Supplement

SUPPLEMENT DATED MAY 3, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 26, 2010

The second sentence of the third paragraph of the section of the Prospectus entitled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund also may invest in other U.S. government securities, including, but not limited to, U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program or other similar FDIC programs.

The fifth bullet point of the first paragraph of the section of the Prospectus entitled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies—U.S. Government Securities" is hereby deleted and replaced with the following:

Securities guaranteed under the FDIC Temporary Liquidity Guarantee Program or other similar FDIC programs. The FDIC guarantee of these securities is subject to the full faith and credit of the U.S. government.

The third to last paragraph under the section entitled "Fund Details—Additional Information about the Fund's Investment Objectives, Strategies and Risks—Principal Investment Strategies" is deleted and replaced with the following:

In addition to the securities described above, the Fund may also invest in foreign securities, money market instruments and municipal securities, which may include Build America Bonds.

The following is added after the fourth paragraph under the section entitled "Fund Details—Additional Information about the Fund's Investment Objectives, Strategies and Risks—Additional Investment Strategy Information":

Municipal Securities. The Fund may invest in municipal securities, which may include Build America Bonds. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. However, the Fund may purchase municipal bonds that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation securities are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax.

The second paragraph of the section of the Prospectus entitled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Risks—U.S. Government Securities" is hereby deleted and replaced with the following:

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt under this Temporary Liquidity Guarantee Program is subject to the full faith and credit of the U.S. Government and expires on June 30, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program or other similar FDIC programs may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities.

The following replaces the paragraph under the section entitled "Fund Details—Additional Information about the Fund's Investment Objectives, Strategies and Risks—Principal Risks—Other Risks.":

The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities, stripped mortgage-backed securities, inverse floaters and municipal securities. For more information about these risks, see the "Additional Risk Information" section.

The following is added as the last paragraph under the section entitled "Fund Details—Additional Information about the Fund's Investment Objectives, Strategies and Risks—Additional Risk Information":

Municipal Securities. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer's full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

Issuance of Build America Bonds will cease on December 31, 2010, unless extended. In the event that the Build America Bond program is not extended, the number of Build America Bonds available in the market will be limited, which may negatively affect the value of the Build America Bonds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT 4/10